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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                    -----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                    -----------------------------------------
         Date of Report (Date of earliest event reported): July 22, 2003


                       PENNSYLVANIA COMMERCE BANCORP, INC.
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             (Exact Name of Registrant as Specified in its Charter)


         Pennsylvania                  333-78445             25-1834776
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 (State or other jurisdiction of      (Commission        (I.R.S. Employer
 incorporation or organization)       file number)       Identification No.)



      100 Senate Avenue, Camp Hill, Pennsylvania                17011
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     (Address of Principal Executive Offices)                 (zip code)



                                 (717) 975-5630
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                     (Telephone number, including area code)







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Item 7.  Financial Statements and Exhibits

         Exhibit No.
         -----------

99.1     Press Release, dated July 22, 2003
99.2     Supplemental Information



Item 9.  Regulation FD Disclosure

         In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure."

         On July 22, 2003, Pennsylvania Commerce Bancorp, Inc. issued a press release reporting financial results for its second quarter of 2003. A copy of the press release is attached as Exhibit 99.1 to this report.









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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Pennsylvania Commerce Bancorp, Inc.
                                       -----------------------------------------
                                                  (Registrant)



         Date: July 22, 2003           /s/ Gary L. Nalbandian
                                       -----------------------------------------
                                       Gary L. Nalbandian,
                                       Chairman and President

                                       /s/ Mark A. Zody
                                       -----------------------------------------
                                       Mark A. Zody,
                                       Chief Financial Officer
                                       (Principal Financial and Accounting
                                       Officer)

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                                  EXHIBIT INDEX

Exhibit No.                   DESCRIPTION
----------------           --------------------

    99.1                   Press Release of Pennsylvania Commerce Bancorp, Inc.
                           dated July 22, 2003.
    99.2                   Supplemental Information